UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500	53202
Milwaukee, Wisconsin	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 7, 2024, Physicians Realty Trust (“we,” “us,” “our,” the “Company” or “Physicians Realty Trust”), disclosed preliminary estimates of certain consolidated financial data of Company for the three months and year ended December 31, 2023.

Preliminary Estimates for the Fourth Quarter and Full Year Ended December 31, 2023

Set forth below are preliminary estimates of certain consolidated financial data of the Company for the three months and year ended December 31, 2023. We have provided ranges, rather than specific amounts, for these preliminary estimates, as our actual consolidated financial results remain subject to completion of our annual audit procedures for the year ended December 31, 2023, which have commenced but are not yet completed. Our actual consolidated financial results for the three months and year ended December 31, 2023 are expected to be reported in connection with the filing of our Annual Report on Form 10-K for the year ended December 31, 2023 on February 22, 2024. Our actual consolidated financial results for the three months and year ended December 31, 2023 may differ materially from these preliminary estimates, including as a result of audit adjustments and other developments that may arise between now and the time our actual consolidated financial results for the three months and year ended December 31, 2023 are finalized and reported. Moreover, these preliminary estimates should not be viewed as a substitute for audited consolidated financial statements and related notes as of and for the year ended December 31, 2023 prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). Accordingly, you should not place undue reliance on these preliminary estimates.

	Three Months Ended December 31, 2023		Year Ended December 31, 2023
(Unaudited, subject to change)	Low	High	Low	High
Net income ($1,000s)	$4,000	$11,000	$40,645	$47,645
Earnings per share, diluted	$0.02	$0.04	$0.16	$0.19
FFO per common share, diluted	$0.22	$0.24	$0.96	$0.98
Normalized FFO per common share, diluted	$0.25	$0.27	$0.98	$1.00

These preliminary estimates have been prepared by, and are the responsibility of, our management. Our independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled or applied agreed-upon procedures with respect to these preliminary estimates. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Non-GAAP Financial Measures

This Current Report on Form 8-K includes Funds From Operations (“FFO”) and Normalized FFO which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission's (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the Company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this Current Report on Form 8-K, GAAP refers to generally accepted accounting principles in the United States of America. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Funds From Operations (“FFO”). Funds from operations, or “FFO”, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of operating partnership units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Normalized Funds From Operations (“Normalized FFO”). Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, gain on extinguishment of debt, merger and transaction related expenses, and other normalizing items. Our Normalized FFO computation includes our share of required adjustments from our unconsolidated joint ventures and our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements.

Physicians Realty Trust

Reconciliation of Non-GAAP Measures

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended December 31, 2023 (Preliminary)		Year Ended December 31, 2023 (Preliminary)
	Low	High	Low	High
Net income	$4,000	$11,000	$40,645	$47,645
Earnings per share - diluted	$0.02	$0.04	$0.16	$0.19

Net income	$4,000	$11,000	$40,645	$47,645
Net income attributable to noncontrolling interests - partially owned properties	(44)	(54)	(165)	(175)
Depreciation and amortization expense	47,750	47,250	190,987	190,487
Depreciation and amortization expense - partially owned properties	(112)	(137)	(522)	(547)
Gain on the sale of investment properties, net	—	—	(13)	(13)
Proportionate share of unconsolidated joint venture adjustments	2,300	2,200	7,299	7,199
FFO applicable to common shares	$53,894	$60,259	$238,231	$244,596
Net change in fair value of derivative	516	426	701	611
Merger and transaction-related expense (1)	8,400	6,500	8,400	6,500
Gain on extinguishment of debt	—	—	(1,763)	(1,763)
Normalized FFO applicable to common shares	$62,810	$67,185	$245,569	$249,944

FFO per common share - diluted	$0.22	$0.24	$0.96	$0.98
Normalized FFO per common share - diluted	$0.25	$0.27	$0.98	$1.00

Weighted average common shares outstanding - diluted	249,642,987	249,642,987	249,344,713	249,344,713

(1)	During the year ended December 31, 2023, the Company recorded merger and transaction-related expense related to the proposed merger with Healthpeak Properties, Inc. (“Healthpeak”), which are primarily comprised of legal, accounting, tax, and other costs incurred prior to year-end.

Item 7.01 Regulation FD Disclosure.

Healthpeak will host a conference call and webcast on Friday, February 9, 2024, at 8:00 a.m. Mountain Time (10:00 a.m. Eastern Time) in order to review its financial performance and operating results. John Thomas, the Company’s President and Chief Executive Officer, will join the Healthpeak call.

The Company’s shareholders can access the call in the following ways:

•	Healthpeak’s website: https://ir.healthpeak.com/news-events

•	Webcast: https://events.q4inc.com/attendee/292488797. Joining via webcast is recommended for those who will not be asking questions.

•	Telephone: The participant dial-in number is (800) 715-9871.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements,” including but not limited to those regarding the proposed transactions between Physicians Realty Trust and Healthpeak within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Healthpeak and Physicians Realty Trust operate and beliefs of and assumptions made by Healthpeak management and Physicians Realty Trust management, involve uncertainties that could significantly affect the financial or operating results of Healthpeak, Physicians Realty Trust or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “projects,” “forecasts,” “will,” “may,” “potential,” “can,” “could,” “should,” “pro forma,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Healthpeak and Physicians Realty Trust, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Healthpeak and Physicians Realty Trust expects or anticipates will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transactions to clients, tenants, employees, shareholders and other constituents of the combined company, integrating the companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Healthpeak and Physicians Realty Trust believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Healthpeak and Physicians Realty Trust can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate portfolios, business operations, including properties, tenants, property managers and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Healthpeak or Physicians Realty Trust; risks associated with the industry concentration of tenants; the potential impact of the announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, tenants, property managers, customers, employees and competitors; risks related to diverting the attention of Healthpeak’s and Physicians Realty Trust’s management from ongoing business operations; unfavorable outcomes of any legal proceedings that have been or may be instituted against Healthpeak or Physicians Realty Trust; costs related to uninsured losses, condemnation, or environmental issues, including risks of natural disasters; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; risks related to the market value of shares of Healthpeak common stock to be issued in the transaction; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Healthpeak or Physicians Realty Trust common shares; impairment charges; unanticipated changes in Healthpeak’s or Physicians Realty Trust’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Healthpeak and Physicians Realty Trust. Moreover, other risks and uncertainties of which Healthpeak or Physicians Realty Trust are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Healthpeak or Physicians Realty Trust on their respective websites or otherwise. Neither Healthpeak nor Physicians Realty Trust undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed merger, on December 15, 2023, Healthpeak filed with the SEC a registration statement on Form S-4, which includes a document that serves as a prospectus of Healthpeak and a joint proxy statement of Healthpeak and Physicians Realty Trust (the “joint proxy statement/ prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. The Form S-4 became effective on January 11, 2024. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Healthpeak and Physicians Realty Trust commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about January 11, 2024. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Healthpeak and Physicians Realty Trust with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Healthpeak with the SEC are available free of charge on Healthpeak’s website at www.healthpeak.com or by contacting Healthpeak’s Corporate Secretary at (720) 428-5050. Copies of the documents filed by Physicians Realty Trust with the SEC are available free of charge on Physicians Realty Trust’s website at www.docreit.com or by contacting Physicians Realty Trust’s Investor Relations at (414) 367-5600.

Participants in the Solicitation

Physicians Realty Trust and Healthpeak and their respective trustees or directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about trustees and executive officers of Physicians Realty Trust is available in the Physicians Realty Trust proxy statement for its 2023 Annual Meeting, which was filed with the SEC on March 23, 2023. Information about directors and executive officers of Healthpeak is available in the Healthpeak proxy statement for its 2023 Annual Meeting, which was filed with the SEC on March 17, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from Physicians Realty Trust and Healthpeak as indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 7, 2024		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

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